Significant accounting judgments, estimates, and assumptions	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Significant accounting judgments, estimates, and assumptions	Significant accounting judgments, estimates, and assumptions
The preparation of the Company’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
Other disclosures relating to the Company’s exposure to risks and uncertainties includes:
•Financial instruments risk management and policies: Note 5
•Sensitivity analysis disclosures: Notes 5, 12 and 17
The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, which have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below.
Impairment tests for cash-generating units containing goodwill and indefinite-lived intangible assets
Goodwill and intangible assets with indefinite useful lives are tested for impairment annually or when circumstances indicate that the carrying value may be impaired. In determining value-in-use, management estimates future cash flows to be derived from the asset or CGU and applies the appropriate discount rate to those future cash flows. The Company’s significant estimates in the discounted cash flows model include its weighted average cost of capital, perpetual growth rates and profitability of its businesses, and working capital effects.